
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Q4 2024
Earnings Presentation

February 2025

Franklin Electric

Franklin Electric



Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2023, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.



Key Messages




NEXPHASE



- **Global portfolio proving resilient** despite macroeconomic uncertainty
- Transitioned the name of Fueling Systems segment to **Energy Systems**
- **Healthy Q4 order trends and a positive 2025 outlook**
- **Strategy execution**:
  - Addressing water needs where most critical
  - Serving our customers through a strong channel with ease of doing business
  - Expanding to faster-growing verticals
  - Accretive M&A
  - Increasing productivity with our Franklin Operating System

Our People, Promise, and Commitment

To our employees:	To our customers:	For our products:
Being a great place to work and attracting the best talent	**Leading with service and being an indispensable partner**	**Innovating with quality products in the markets we serve**

Gold Cigna Healthy Workforce Designation™ '24

NAMED BEST PLACES TO WORK IN INDIANA 2024

America's Most Responsible Companies 2024 Newsweek statista

Most Trustworthy Companies in America 2024 Newsweek statista

USA TODAY America's Climate Leaders 2024 In cooperation with statista

America's Greenest Companies 2025 Newsweek Plant-A Insights Group



Q4 2024 Overview

- Financial Performance:
  - **Sales of $485.7M**, up 3% YoY
  - **Operating income of $43.0M**, down 15% YoY, with operating margin of 8.9%
  - **GAAP EPS of $0.72**, down 12% YoY
- **Solid performance** despite macroeconomic challenges
- **Strong operating performance** in Water Systems partially offset by lower volumes of large dewatering equipment
- **Improved sales** in Distribution segment due to impact of recent acquisition
- **Higher sales** in Energy Systems lapping tough comparisons from 2023 when backlog was abnormally high


SALES
$473.0M
+3% YoY
$485.7M
Q4 2023
Q4 2024
OPERATING INCOME
$50.8M
-15% YoY
$43.0M
Q4 2023
Q4 2024
EPS
$0.82
-12% YoY
$0.72
Q4 2023
Q4 2024



Q4 and FY 2024 Performance Overview

	Sales	Operating Income	Overview
WATER SYSTEMS	**$279.6M Q4** (flat) **$1.18B FY** (-2%)	**$35.6M Q4** (down 19%) **$197.9M FY** (up 1%)	• Flat sales, favorable acquisition, challenged FX • Solid growth outside of dewatering business for the full year • Income down in Q4, up slightly for the FY
ENERGY SYSTEMS	**$68.8M Q4** (up 5%) **$273.7 FY** (down 8%)	**$24.7M Q4** (up 27%) **$93.6M FY** (up 1%)	• Q4 Sales up MSD, FY down HSD • Strong income for Q4 and FY • Building backlog and order trends
DISTRIBUTION	**$157.2M Q4** (up 6%) **$685.5M FY** (up 2%)	**$0.5M Q4** (down 50%) **$24.3M FY** (down 29%)	• Sales up MSD for Q4 and LSD for FY, acquisition contribution • Commodity pressure, easing into 2025 • Focus on margin and efficiency as we exit Q4

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits



Q4 2024 FELE Performance

SALES


$550
$500
$450
$400
$350
$300
$250
($M)
$473.0
$13.1
$7.1
-$7.5
$485.7
Up 3% YoY
Q4 2023
Volume/Price
Acquisitions
FX
Q4 2024

Sales of $485.7 million improved 3% YoY

- Improved volumes in all three segments
- Acquisitions added 2% of growth
- Net FX had a negative impact of 2% due to the strengthening of the dollar to the Brazilian Real, Argentine Peso and Turkish Lira

OPERATING INCOME


$60
$50
$40
$30
$20
$10
$0
($M)
$50.8
$4.2
-$9.0
-$3.0
$43.0
Down 15% YoY
Q4 2023
Gross profit
SG&A
Restructuring
Q4 2024

Operating Income of $43.0 million declined 15% YoY

- Higher sales leading to improvement in gross profit
- Higher SG&A expenses primarily due to higher employee compensation costs
- Higher restructuring costs in the near term to optimize global cost structure and improve margins on a go-forward basis

Franklin Electric



Q4 2024 Segment Details

	Sales	Op. Income	Op. Margin	Comments
WATER SYSTEMS	**$279.6M** (flat)	**$35.6M** (down 19%)	**12.7%** (down 310 bps)	• Sales of large dewatering equipment down from record 2023 levels • All other product categories up compared to the prior year • Gross margin unfavorable due to geographic mix and unfavorable FX • Cost structure actions implemented in 2024 to improve future operating performance
ENERGY SYSTEMS	**$68.8M** (up 5%)	**$24.7M** (up 27%)	**35.9%** (up 640 bps)	• Fourth-quarter record for operating margin • Sales growth in Q4 as we have lapped large reductions in backlog from 2023 that impacted year-over-year comparisons earlier in 2024 • Operating margin increased due to favorable product and geographic mix of sales and cost management
DISTRIBUTION	**$157.2M** (up 6%)	**$0.5M** (down 50%)	**0.3%** (down 40 bps)	• Sales, operating income, and margin positively impacted by 2023 acquisition • Cost structure actions implemented in 2024 to improve future operating performance



Franklin Electric

Balance Sheet and Cash Flow[1]

(in Millions USD)

Net debt, beginning of period	$	(15.5)
Free cash flow		220.9
Acquisitions		(7.8)
Dividends paid		(46.9)
Proceeds from issuance of common stock		7.2
Repurchases of common stock		(61.0)
Other		(5.8)
Net cash, end of period	$	91.1

Total cash and cash equivalents	$	220.5
Less debt		(129.4)
Net cash	$	91.1

Debt summary	Amount	Interest rate	Maturity
Line of credit borrowings	$ 41.4	3.7%	05/26
NY Life	75.0	4.0%	09/25
Project bonds	12.8	3.6%	01/33
Other	0.2		
Total	$ 129.4		

	Twelve Months Ended Dec. 31, 2024	Twelve Months Ended Dec. 31, 2023
Net income	$ 181.6	$ 194.7
Depreciation and amortization	56.1	52.3
Share-based compensation	12.1	10.1
Foreign exchange expense	6.8	12.1
Changes in receivables, inventory, accounts payable and accrued expenses	9.1	44.2
Other	(4.3)	2.3
Operating cash flow	261.4	315.7
Capital expenditures	(41.7)	(41.4)
Proceeds from sale of property, plant and equipment	1.2	1.5
Free cash flow	$ 220.9	$ 275.8
Free cash flow conversion	122%	142%

Over $700 million of availability under existing credit facilities as of December 31, 2024

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash and free cash flow. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric



2025 Outlook



SALES

$2.09 to $2.15 Billion
(up LSD to MSD)

EPS

$4.05 to $4.25
(up MSD to HSD/LDD)

HIGHLIGHTS

- **Solid underlying demand** in core markets
- **Maintaining strong margins**
- **Managing through on-going macroeconomic pressures** (housing market, interest rates, FX)
- Focused on **improving cash flow and working capital**
- **Confident in the long-term strategy**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Electric

At Franklin (NASDAQ: FELE), we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- Serve global water needs where most critical.
- Use our leading channel and customer partnerships to drive share and growth.
- Focus on faster-growing commercial, industrial, and energy verticals with new solutions.
- Be the easiest to do business with via digital customer innovations.

RESILIENT MARGINS

- Expand Franklin Operating System (FOS) and our productivity and efficiency.
- Use data-driven solutions to deliver leading products pricing, and supply chain – end-to-end.
- Optimize our product development and portfolio.

INVESTMENTS & CAPITAL

- Strategic M&A driven by secular trends.
- Capital deployments to deliver automation, capacity, and optimal footprint,
- Share repurchase and dividend commitment.

TALENT CENTRIC

- Build on our "Great Places to Work" recognition by focusing on collaboration, service, innovation, and respect.
- Live Safety as a bedrock.
- Leading attractor and developer of talent.

OUR BUSINESS SEGMENTS



13%
32%
$2.021B REVENUE
55%
29%
8%
$243.6M OPERATING INCOME
63%
2024
Water Systems
Distribution
Energy Systems

Franklin Electric



Capital Allocation Performance & Priorities[1]

EXECUTE M&A

- Acquisitions remain a top priority
- Accretive to EPS in less than 2 years
- Achieve Target ROIC < 3 years
- Inbound activity increased in 2H 2024



ROIC
16%
17%
16%
2022
2023
2024

REINVEST IN BUSINESS

- Target Organic CAGR above market
- Investments in capacity, new products and digital capabilities
- Launched 21 new Water Products and 6 new Energy Products in 2024



Capital Expenditures
42
41
42
2022
2023
2024

MANAGE LEVERAGE

- Target net debt of less than 2.5-3.0X EBITDA
- Maintain strong liquidity position
- Over $1B of available liquidity in existing credit facilities



Net Leverage
0.6
0.1
(0.3)
2022
2023
2024

RETURN TO SHAREHOLDERS

- 33 years of increasing dividends
- Dividends paid at 12% CAGR since 1993
- Min. share repurchase to offset mgmt. comp.
- Opportunistic share repurchases; accretive value and utilizing excess cash



Dividends & Share Repurchases
41
37
43
42
61
47
2022
2023
2024

[1] Non-GAAP financial metrics referenced in this slide include ROIC and net leverage. A reconciliation to comparable U.S. GAAP measures can be found herein.

Deploying Capital to Drive Growth and Deliver Attractive Returns

Franklin Electric



Growth in Dewatering is Strong

Macro Tailwinds



Sustainability & Electrification
6x Critical Minerals

Urbanization & Aging Infrastructure
Construction & Sewer Bypass

Strong Growth End Markets: ≥4%
OpEx Mining, Municipal, Commercial & Industrial

Demonstrated Success



Minetuff® Series Pumps +86%
+50% Backlog YoY; 16% New Cust. Sales

ElectricPAK™ +88%
Innovative Modular CTO; 2-4 Week Quick Ship

Mining +5%
Strong Sales; Double Digit Growth in EMEA

Aftermarket +9%
Service/Availability → Triage, Shape Orders w/ 24-Hour Inventory

We Want More



Exposure to OpEx Mining
Underground Expertise; Outgrowing Open-Pit

Aftermarket Recurring Revenue
Differentiated Service Sticky w/ Customers

New Channel to Market
Direct Sales, Service, & Rental; Serial Expansion

NEW PumpEng Tough Submersible Pumps

Dewatering Strategic Focus is Working



Globally United in Our Vision for Franklin

Moving Water. Moving Energy. Moving Forward.

At Franklin, responsible innovation and sustainable manufacturing combine with an unwavering commitment to service to move and protect the world's most critical resources.

We will:

- Continue to attract the best talent and **make Franklin a great place to work.**
- Be **bold and focused in our strategy** to serve our customers and solve the biggest problems for energy and water.
- Grow and control our destiny by finding **the most attractive markets** and the most efficient ways to serve them.




Franklin Elec



Franklin Electric

Non-GAAP Reconciliations





Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net leverage (defined as net debt divided by EBITDA), return on invested capital and free cash flow and conversion.



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net (Cash) Debt and Net Leverage
$ in Millions

	As of December 31, 2024		As of December 31, 2023		As of December 31, 2022	
Total debt	$	129.4	$	100.5	$	216.1
Less: cash and cash equivalents		(220.5)		(85.0)		(45.8)
Net (cash) debt	$	(91.1)	$	15.5	$	170.3

	Twelve months ended December 31, 2024		Twelve months ended December 31, 2023		Twelve months ended December 31, 2022	
Net income	$	181.6	$	194.7	$	188.8
Depreciation and amortization		56.1		52.3		50.4
Income tax expense		50.2		47.5		46.4
Interest expense		6.3		11.8		11.5
EBITDA	$	294.2	$	306.3	$	297.1
Net leverage		-0.3		0.1		0.6

Franklin Electric



Reconciliation of Non-GAAP Financial Measure

Return on Invested Capital (ROIC)
$ in Millions

Net Operating Income After Tax	2024	2023	2022
Operating income	$ 243.6	$ 262.4	$ 257.2
Income tax on operating income	56.0	52.5	54.0
Net operating income after tax (A)	$ 187.6	$ 209.9	$ 203.2
Total Invested Capital			
Current maturities of long-term debt and short-term borrowings	$ 117.8	$ 12.4	$ 126.8
Long-term debt	11.6	88.1	89.3
Total shareholders' equity	1,266.1	1,206.7	1,067.9
Total invested capital	1,395.5	1,307.2	1,284.0
Less: Cash and cash equivalents	(220.5)	(85.0)	(45.8)
Total invested capital, net of cash and cash equivalents (B)	$ 1,175.0	$ 1,222.2	$ 1,238.2
Return on invested capital (A / B)	16.0%	17.2%	16.4%



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	Year Ended December 31,	
	2024	2023
Cash flows from operating activities	$ 261.4	$ 315.7
Cash flows from investing activities	$ (45.6)	$ (74.3)
Cash flows from financing activities	$ (74.1)	$ (192.2)
Cash flows from operating activities	$ 261.4	$ 315.7
Capital expenditures	(41.7)	(41.4)
Proceeds from sale of property, plant and equipment	1.2	1.5
Free cash flow	$ 220.9	$ 275.8
Net income	$ 181.6	$ 194.7
Free cash flow conversion	122%	142%



Thank You!

Jeffery L. Taylor, VP, CFO | InvestorRelations@FELE.com | 260-827-5520